UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 26, 2024

NEXPOINT RESIDENTIAL TRUST, INC.
(Exact Name Of Registrant As Specified In Charter)

Maryland	001-36663	47-1881359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700
Dallas, Texas 75201
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 276-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NXRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 26, 2024, NexPoint Residential Trust, Inc. (the “Company”) refinanced the current outstanding debt on 17 properties (the “Refinancing”) by entering into 17 new loan agreements (the “Loan Agreements”) through J.P. Morgan Chase Bank.

A summary of the terms of the Loan Agreements are set forth below:

Operating Properties	Type	Term (months)	Outstanding Principal (1)	Interest Rate (2)	Maturity Date
Arbors on Forest Ridge	Floating	84	$17,307	5.68%	12/1/2031	(3)
Cutter's Point	Floating	84	18,994	5.68%	12/1/2031	(3)
The Summit at Sabal Park	Floating	84	26,735	5.68%	12/1/2031	(3)
Courtney Cove	Floating	84	31,596	5.68%	12/1/2031	(3)
The Preserve at Terrell Mill	Floating	84	74,341	5.68%	12/1/2031	(3)
Versailles	Floating	84	26,108	5.68%	12/1/2031	(3)
Seasons 704 Apartments	Floating	84	33,960	5.68%	12/1/2031	(3)
Madera Point	Floating	84	29,676	5.68%	12/1/2031	(3)
Venue at 8651	Floating	84	24,620	5.68%	12/1/2031	(3)
Parc500	Floating	84	30,012	5.68%	12/1/2031	(3)
Rockledge Apartments	Floating	84	78,444	5.68%	12/1/2031	(3)
Atera Apartments	Floating	84	38,555	5.68%	12/1/2031	(3)
Torreyana Apartments	Floating	84	43,153	5.68%	12/1/2031	(3)
Bloom	Floating	84	60,848	5.68%	12/1/2031	(3)
Bella Solara	Floating	84	37,772	5.68%	12/1/2031	(3)
Fairways at San Marcos	Floating	84	55,056	5.68%	12/1/2031	(3)
Creekside at Matthews	Floating	84	28,703	5.68%	12/1/2031	(3)
			$655,880	5.68%

(1)	Mortgage debt that is non-recourse to the Company and encumbers the multifamily properties.
(2)	Interest rate is based on a reference rate plus an applicable margin, except for fixed-rate mortgage debt. 30-Day Average SOFR was 4.69% as of November 25, 2024.
(3)	The Company finalized a 7-year term refinance on 17 properties at SOFR plus a 1.09% margin. The Refinancing closed on November 26, 2024.

The Loan Agreements include representations and warranties, affirmative and negative covenants, events of default, and other provisions, customary under the most recent agency forms. The Loan Agreements are secured by mortgages on each applicable property.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT RESIDENTIAL TRUST, INC.

By:	/s/ Brian Mitts
Name: Brian Mitts Title: Chief Financial Officer, Executive VP-Finance, Secretary and Treasurer

Date: November 27, 2024